UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

                       FORM 8 - K

                      CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report January 29, 1999


                           COMMISSION FILE NO. 0-24812


         DIVOT GOLF CORPORATION  F/K/A BRASSIE GOLF CORPORATION
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  (Exact name of registrant as specified in its charter)


               DELAWARE                       56-1781650
--------------------------------   -----------------------------

  (State or other jurisdiction (I.R.S. Employer Identification No.) incorporation or organization)

        One Tampa City Center, Suite 200, Tampa, FL 33602
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             (Address of principal executive offices)


                          (813) 222-0611
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       (Registrant's telephone number, including area code)


Check whether the registrant:  (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes |X| No |_|


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                   DIVOT GOLF CORPORATION

                         FORM 8 - K

                       TABLE OF CONTENTS




Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets - None

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events.....................................................Page 3

Item 6.  Resignations of Registrant's Directors ..........................Page 3

Item 7.  Financial Statements and Exhibits - None


Signatures................................................................Page 3




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ITEM 5.  Other Events

As of January 22, 1999, Divot Golf Corporation (the "Company") has failed to meet the $1.00 minimum bid requirements on the common stock of the Company listed on the NASDAQ Small Cap Market. The Company did not request an oral hearing from NASDAQ and because of that, will certainly face delisting from the Small Cap Market at this time.

On January 14, 1999 the Company's wholly owned subsidiary, Miller Golf, Inc. was served a demand letter from Citizens Bank of Massachusetts as a consequence of the existing default under the Loan Agreement between Miller Golf, Inc. and the Bank, which was previously disclosed in the Company's 10-QSB filed on November 23, 1998. The Company has not responded to the demand letter at this date, and is in the process of arranging financing that would either satisfy the default or payoff the loan with new financing.

On January 12, 1999, the Company and Divot Golf Properties, Inc., a wholly owned subsidiary, received a complaint and notice of foreclosure from Frank Musolino related to a default on a promissory note and mortgage for $100,000, together with interest and expenses of approximately $15,000. The mortgage relates to Parcel 11-A of the World Golf Village. The Company has not responded to the complaint, and is in the process of arranging financing that would either satisfy the default or payoff the note.

The Company will continue to develop a business plan that will position it to meet the above mentioned requirements. However, there can be no assurance that the Company will meet such requirements in the future and maintain its listing on the Nasdaq SmallCap Market.

ITEM 6. Resignation of Registrant's Directors

On January 21, 1999, Preston Cottrell resigned as a Director of the Company, citing personal reasons for the resignation. The Company has not filled the vacancy created by his departure. The remaining Directors on the Board include Chairman Joseph Cellura, Jeremiah M. Daly, Clifford F. Bagnall and Gordon Ewart.


                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                                   DIVOT GOLF CORPORATION


                                By: /s/ Clifford F. Bagnall
                                -------------------------
                                   Clifford F. Bagnall
                                   Chief Financial Officer

Date: January 29, 1998



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